U.S. SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
                                  ___________

                                   FORM 8-K
                                  ___________

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):   May 15, 2008

                            NEXAM ACQUISITION CORP.
              __________________________________________________
              (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

             DELAWARE                                      000-53120
 ________________________________                    _____________________
 (STATE OR OTHER JURISDICTION OF                     (COMMISSION FILE NO.)
   INCORPORATION OR ORGANIZATION)

                          C/O WILLIAM TAY, PRESIDENT
              305 MADISON AVENUE, SUITE 1166, NEW YORK, NY 10165
              ___________________________________________________
                   (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                 917-591-2648
                           _________________________
                           (ISSUER TELEPHONE NUMBER)

                                Not Applicable.
         _____________________________________________________________
         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)



                          FORWARD LOOKING STATEMENTS

       This Form 8-K and other reports filed by Registrant from time to time with the Securities and Exchange Commission (collectively the "Filings") contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, Registrant's management as well as estimates and assumptions made by Registrant's management. When used in the filings the words "anticipate", "believe", "estimate", "expect", "future", "intend", "plan" or the negative of these terms and similar expressions as they relate to Registrant or Registrant's management identify forward looking statements. Such statements reflect the current view of Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to Registrant's industry, Registrant's operations and results of operations and any businesses that may be acquired by Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

       Although Registrant believes that the expectations reflected in the forward looking statements are reasonable, Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.


ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

       On May 15, 2008, the Company's Board of Directors approved to change the name of the Company from "Nexam Acquisition Corp." to "Dutch Oven Gold Group Inc."

       The name change was also approved by a majority shareholder vote without conducting a shareholders' meeting as permitted by the Delaware Corporation Act.

       The effective date of this amendment will take place as soon as the Company files an amendment to the Company's Certificate of Incorporation, with the Delaware Secretary of State, and receives a notification from the State of Delaware that such change had been made in the corporate charter of the Company, and is on file with the State of Delaware.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

       (a) Financial statements of business acquired:
           None

       (b) Pro Forma Financial Information
           None

       (c) Exhibits.

             1.1 Written Consent by the Shareholders of Nexam Acquisition Corp. to change name to Dutch Oven Gold Group Inc.

             1.2 Unanimous Written Consent by the Board of Directors of Nexam Acquisition Corp. approving name change to Dutch Oven Gold Group Inc.



                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


NEXAM ACQUISITION CORP.


By: /s/ William Tay
    --------------------------------
    William Tay
    President and Director

Dated: May 15, 2008